Exhibit 99.1

July 15, 2015

Forward - Looking Statements - 2 - The information in this presentation has been prepared solely for informational purposes by Bluerock Residential Growth REIT, Inc . (“BRG”) and does not constitute an offer to sell or the solicitation of an offer to purchase any securities . This presentation is not, and should not be assumed to be, complete . This presentation has been prepared to assist interested parties in making their own evaluation of BRG and does not purport to contain all of the information that may be relevant . In all cases, interested parties should conduct their own investigation and analysis of BRG and the data set forth in this presentation and other information provided by or on behalf of BRG . In addition, certain of the information contained herein may be derived from information provided by industry sources . BRG believes that such information is accurate and that the sources from which it has been obtained are reliable . BRG cannot guarantee the accuracy of such information, however, and has not independently verified such information . The information presented herein remains subject to change . Statements in this presentation are made as of the date of this presentation unless stated otherwise . This presentation also contains statements that, to the extent they are not recitations of historical fact, constitute “forward - looking statements . ” Forward - looking statements are typically identified by the use of terms such as “may,” “should,” “expect,” “could,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential” or the negative of such terms and other comparable terminology . The forward - looking statements included herein are based upon BRG’s current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties . Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond BRG’s control . Although BRG believes that the expectations reflected in such forward - looking statements are based on reasonable assumptions, BRG’s actual results and performance and the value of its securities could differ materially from those set forth in the forward - looking statements due to the impact of many factors including, but not limited to, the uncertainties of real estate development, acquisition and disposition activity, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effects of local economic and market conditions, the effects of acquisitions and dispositions, the impact of newly adopted accounting principles on BRG’s accounting policies and on period - to - period comparisons of financial results, regulatory changes and other risks and uncertainties detailed in the “Risk Factors” in Item 1 . A . Risk Factors section of the Company’s Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission on March 4 , 2015 , and other discussions of risk factors contained in BRG’s periodic filings . BRG claims the safe harbor protection for forward looking statements contained in the Private Securities Litigation Reform Act of 1995 . BRG undertakes no obligation to update or revise any such information for any reason after the date of this presentation, unless required by law .

- 3 - Company Highlights ▪ Differentiated Value Creation Strategy » Building a Class A portfolio in growth m arkets » Executing as ‘ l ocal s harpshooter’ with leading regional partners » Creating value at asset l evel ▪ Deep, Experienced Management Team ▪ Young and Productive Class A Portfolio, plus Robust Accretive Pipeline ▪ Attractive Metrics Relative to Peers » Trading at an 24% discount to net asset value (NAV) (1) » 9.3% dividend yield supported by portfolio (2) Fox Hill, Austin Resort - Style Pool, Lansbrook, Tampa Sky Deck, MDA Apartments, Chicago (1) See disclosure on slide 12 related to NAV estimates (2) Dividend yield as of 7/10/15 close Notes - 3 -

Management Team with 25 - 30 Years Experience Ramin Kamfar Chairman, CEO & President of BRG James G. Babb, III Chief Investment Officer of BRGM Jordan Ruddy President of BRGM Gary Kachadurian Vice Chairman of BRGM Director - Chair of Investment Committee ▪ Co - Founder of Bluerock Real Estate – 2002 ▪ Acquisition of close to 10,000 apartment units and 2.5 million square feet of office space ▪ 25 years in real estate, private equity, investment banking ▪ Previously, Lehman Brothers ▪ 25 years experience in real estate ▪ Previously, Starwood Capital – Founding Member; Co - Managed Starwood Multifamily and Office effort for 12 years ▪ Involved in creation of Equity Residential; Starwood Hotels; iStar Financial ▪ Co - Founder of Bluerock Real Estate – 2002 ▪ 25 years experience in real estate, capital markets ▪ Previously, Bank of America, JP Morgan Chase, Smith Barney ▪ 34 years experience in real estate ▪ Previously, RREEF / Deutsche Bank – Head of National Acquisitions and Multifamily Value - Add & Development Groups; Member of Investment and Policy Committees ▪ Previously, Lincoln Property Company – Partner, Chairman - NMHC - 4 - “BRGM” refers to BRG Manager, LLC Notes

Current/LOI Property Target Market 4.6% 3.6% 3.6% 3.5% 3.4% 3.4% 3.3% 2.9% 2.7% 2.6% 2.5% 1.9% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% ▪ Targeting Class A assets generally built post - 2000 » Modern and efficient structures and layouts » Highly amenitized environment » Lifestyle product – a place to live, interact, socialize » One of youngest portfolios, among highest average rents in our markets Source: Bureau of Labor Statistics Statistics for the Year Ended March 31, 2015 ▪ Targeting markets with long t erm e mployment g rowth d rivers » Target industries include healthcare , education, technology, finance, trade, entertainment, energy » Younger / more educated demographic with higher disposable income » High quality of life markets drive demand and retention Selected Bluerock Target MSAs – Employment Growth Alexan CityCentre Targeting attractive, growing renter by choice demographic Building a Class A Portfolio in Growth Markets - 5 - Rendering

Strategic Partner Network Enables best in class sourcing and execution across multiple markets / strategies Extensive Experience – 200,000+ Total Units Under Management ▪ Partner Network includes some of largest leading owner / operators nationally » Deep, localized expertise and track record of success » Best - in - class infrastructure with proven ability to execute » Capital to invest alongside ▪ Partner Network provides significant, often off - market, deal flow » 2014 Strategic Partner transaction activity of $3 billion ▪ Partner Network unique to BRG » Longstanding relationships » BRG delivers value by deal sourcing, strategic asset management, lack of property management conflict - 6 -

-7-

BRG Creates Value

BLUEROCK RESIDENTIAL

Focus on discount purchase of complex deals or post acquisition value-add

- **Acquire properties primarily through off-market and relationship transactions**
  - Discount purchase of complex assets such as fractured condos or 'broken capital structure' as opportunity to create value
- **Target assets with high NOI growth potential**
  - Create value through re-tenanting, repositioning, renovation or redevelopment
- **Selectively invest in development deals with significant value creation**
  - Structured as Convertible Preferred Equity to generate income during development; convertible into ownership at BRG option upon stabilization
- **Active recycling of capital through asset sales when redeployment is accretive**

Recent Dispositions

Asset	Location	Units	Deal Type	Cost (M)	Sale Price (M)	IRR[1]	Equity Multiple
23Hundred@Berry Hill	Nashville, TN	266	Development	$34	$61	60%	2.8x
Grove at Waterford	Hendersonville, TN	252	Value-Add	$30	$38	85%	1.6x
Estates at Perimeter	Augusta, GA	240	Stabilized	$25	$26	6%	1.2x
Creekside	Chattanooga, TN	192	Value-Add	$14	$19	29%	2.5x
Weighted Average						**53%**	**2.2x**

Notes

(1) IRR and equity multiple calculated on BRG's investment

Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 - Pro Forma (1) Revenues (in millions) $3.3 $7.8 $9.6 $9.8 $9.0 $11.3 - $11.6 Average Occupancy 91.6% 93.4% 95.5% 95.2% 94.2% - Same Store NOI Growth (YoY) (9.4%) 7.6% 5.7% 13.8% 19.2% - G&A / Revenues 15.8% 5.1% 4.6% 3.5% 5.1% 3.7% - 3.6% AFFO per Share ($0.48) $0.13 $0.22 $0.19 $0.13 / $0.29 (2) $0.26 - $0.28 I P O G U I D A N C E 2.4% 2.4% 2.1% 0.9% 0.6% 2.4% 0.8% 1.1% 1.1% 2.3% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% Lansbrook Village Alexan CityCentre UCF Orlando Enders Place ARIUM Grandewood Alexan Blaire House Park & Kingston Fox Hill Whetstone Cheshire Bridge Strength in Operational and Acquisition Metrics - 8 - (1) For a reconciliation to GAAP measures and a discussion of pro forma assumptions, see BRG’s Q1 2015, Q4 2014, Q3 2014 and Q2 2014 Earnings Supplements and BRG’s 10 - Q for the quarter ended March 31, 2015 (2) Q1 2015 Pro Forma AFFO per share of $0.29 (3) Based on sales of comparable assets; Management estimates Notes ▪ Demonstrating strength in operational results Post IPO Acquisitions: consistently generating spread between stabilized cap rate and market cap rate (3)

-9-

Current Portfolio[1]

BRG BLUEROCK™ RESIDENTIAL

Property Name	Location	Units	Year Built / Renovated	Monthly Rent	Occupancy	Sourcing
MDA Apartments	Chicago, IL	190	2006[2]	$2,231	95%	off-market
Alexan CityCentre[3]	Houston, TX	340	2017	2,144	-	off-market
Alexan Southside[3]	Houston, TX	270	2017	2,019	-	off-market
Cheshire Bridge[3]	Atlanta, GA	285	2017	1,559	-	off-market
Enders Place at Baldwin Park	Orlando, FL	220	2003	1,521	95%	relationship
Whetstone	Durham, NC	204	2015	1,325	Lease-Up	off-market
EOS (Formerly: "UCF Orlando")[4]	Orlando, FL	296	2015	1,211	Lease-Up	off-market
Park & Kingston[5]	Charlotte, NC	153	2014	1,184	91%	relationship
Fox Hill	Austin, TX	288	2010	1,110	98%	relationship
ARIUM Grandewood	Orlando, FL	306	2005	1,130	96%	off-market
Lansbrook Village	Palm Harbor, FL	595	1998-2004	1,122	93%	auction/relat.
Village Green	Ann Arbor, MI	520	1989-1992 / 2013	1,120	93%	off-market
North Park Towers	Southfield, MI	313	1967/2000	1,044	95%	relationship
Springhouse at Newport News	Newport News, VA	432	1985	830	92%	off-market
Villas at Oak Crest	Chattanooga, TN	209	1985, 1999	806	98%	relationship
Sub-Total (Current)		**3,226**		**$1,150**	**94%**	
Sub-Total (Pro Forma)[6]		**4,621**		**$1,311**	**94%**	
Letter of Intent - San Marco[3]	Jacksonville, FL	276	2017	$1,580	-	relationship
Letter of Intent - Raleigh Property[3]	Raleigh, NC	242	2016/17	1,400	-	off-market
Letter of Intent - Dallas Portfolio	Dallas, TX	674	2015	1,310	Lease-Up	off-market
Under Contract - Ashton II	Charlotte, NC	151	2015	1,200	Lease-Up	off-market
Under Contract - Ashton I	Charlotte, NC	322	2012	1,166	92%	off-market
Under Contract - Century Palms[7]	Orlando, FL	252	2007	1,080	94%	off-market
Sub-Total (Pipeline)		**1,917**		**$1,297**	**93%**	
Total[8]		**6,538**		**$1,307**	**94%**	

Notes

(1) Based on information as of March 31, 2015 unless otherwise noted
(2) MDA was built in 1929 as an office building and underwent a gut rehabilitation in 2006
(3) This property is under development. Rent figures are projected or reflect current leasing estimates
(4) EOS leasing began April, 2015, rental rate based on budget
(5) Phase II (15 units) to be acquired at c/o; estimated 4Q 2015
(6) Pro Forma includes Alexan Southside, Alexan CityCentre, Whetstone, Cheshire Bridge and EOS projected units and rents; occupancy excludes properties under development or lease-up
(7) Monthly rent excludes cable and garage income
(8) Total includes pipeline properties and projected rents / units for development properties; occupancy excludes properties under development or lease-up

$1,439 $1,307 $1,296 $1,264 $1,150 $955 $902 PPS AEC CPT BRG MAA Portfolio Occupancy Same Store NOI Growth Weighted Average Age (1) Average Rent per Unit (2) 19.2% 9.0% 5.8% 3.7% 2.8% 1.2% N/A % 5% 10% 15% 20% BRG TSRE MAA CPT AEC PPS IRT One of the youngest, most productive among peers Portfolio Comparison (as of Q1 2015) IRT/TSRE (pro forma) IRT/TSRE (pro forma) 14 14 16 16 17 20 5 10 15 20 25 BRG CPT PPS AEC MAA IRT/TSRE (pro forma) BRG (pro forma) - 10 - (1) Weighted on number of units; BRG average asset age uses major renovation dates at North Park Towers and MDA Apartments (2) BRG (pro forma) includes expected rent for the three development properties Note: IRT/TSRE (pro forma) reflects estimated Q1 2015 metrics following IRT’s acquisition of TSRE Notes 96.3% 96.0% 94.9% 94.5% 94.2% 91.8% 90% 92% 94% 96% 98% MAA CPT PPS BRG AEC

-11-

Assets Under Contract or LOI

BLUEROCK RESIDENTIAL

7 Class A properties with 1,917 units and total BRG equity of $98 million[(1)]

	Ashton I	Ashton II	Century Palms	San Marco	Raleigh Property	Dallas Portfolio[(2)]
Acquisition Status	Under Contract	Under Contract	Under Contract	Under LOI	Under LOI	Under LOI
Location	Charlotte, NC	Charlotte, NC	Orlando, FL	Jacksonville, FL	Raleigh, NC	Dallas & Fort Worth, TX
Year Built	2012	2015	2007	2017	2016/2017	2014
Units	322	151	252	276	242	674
Anticipated Cost	$45 million	$22 million	$37 million	$50 million	$38 million	$100 million
Sourcing Strategy	Off-Market	Off-Market	Off-Market	Relationship	Off-Market	Off-Market
Investment Strategy	Discount Purchase / Core-Plus	Discount Purchase / Core-Plus	Discount Purchase / Value Add	Invest-to-Own	Invest-to-Own	Discount Purchase / Core-Plus
BRG Equity (Est.)	$14 million	$7 million	$13 million	$18 million	$16 million	$30 million
Purchase Price or Dev. Cost/ Unit	$139,000	$144,500	$147,000	$181,000	$157,500	$148,000
Market Price / Unit	$150,000	$150,000	$163,000	$208,000	$200,000	$160,000

Notes

(1) Based on information currently available to Management. Management does not deem these investments to be probable as of the date of this presentation. The consummation of these transactions may not occur on the terms described herein, or at all.

(2) Dallas Portfolio consists of 2 properties

Ticker Market Cap ($M) Avg. Unit Rent Wtd. Avg. Property Age Dividend Yield Price/ NAV (est.) Price/ 2015E AFFOx AEC $1,661 $1,296 16 Yrs 2.9% 125% 23.5 PPS $3,139 $1,439 16 Yrs 3.1% 93% 22.3 CPT $6,735 $1,264 14 Yrs 3.6% 91% 20.2 TSRE $258 $1,034 12 Yrs 5.4% 93% 18.3 MAA $5,775 $955 17 Yrs 4.% 97% 16.8 IRT $255 $827 24 Yrs 9.0% 74% 11.8 Average $2,971 $1,136 17 Yrs 4.7% 96% 18.8 BRG $245 $1,150 14 Yrs 9.3% 76% 11.6 Trading at Attractive Metrics Relative to Peers - 12 - Notes Source: SNL Financial as of 7/10/2015 ; company filings; BRG Price/ 2015E AFFOx based on annualized mid - point of 2Q pro forma AFFO guidance of $0.26 - $0.28 per share; Note: NAV and AFFO metrics are based on estimates. Company management expresses no opinion in this presentation on the accura cy of such estimates and is not providing valuation or earnings guidance, including without limitation any update to previously rendered earnings guidance; 2015 AFFO metrics are pr o forma and do not reflect actual or anticipated performance results. Readers should refer to the Company’s earnings supplement for the three months ended March 31, 2015 for as sumptions underlying pro forma AFFO.

11.6 11.8 16.8 18.3 20.2 22.3 23.5 10.0 15.0 20.0 25.0 BRG IRT MAA TSRE CPT PPS AEC - 26% - 24% - 9% - 7% - 7% - 3% 25% -30% % 30% 9.3% 9.0% 5.4% 4.0% 3.6% 3.1% 2.9% % 5% 10% BRG IRT TSRE MAA CPT PPS AEC Portfolio Poised for Growth x Portfolio primed for internal growth » BRG’s strategy is continuing to produce outsized returns: newer, class A assets, growth markets, renters by choice » Value embedded in existing portfolio: fractured condo deal, value - add programs and development projects x Robust pipeline of attractive transactions » Active pipeline exceeds 5,600 units / $720 million » Ability to grow asset base through transactions accretive to AFFO and NAV x Attractive metrics relative to peers » Trading at 24% discount to NAV » Discount AFFO multiple relative to peers » Dividend yield of 9.3% versus peer average of 4.7% Premium Dividend – As of 7/10/15 Discount to NAV Attractive 2015 AFFO Multiple - 13 - IRT BRG CPT TSRE PPS MAA AEC NAV